UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2003

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit

	99.1	Press Release issued November 6, 2003

Item 12. Results of Operations and Financial Condition.

On November 6, 2003, Brown Shoe Company, Inc. issued a press release announcing October retail sales and confirming its previously announced earnings guidance for the 3rd Quarter of 2003. A copy of the Press Release is being filed as exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: November 6, 2003	/s/ Michael I. Oberlander
Michael I. Oberlander Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 6, 2003